UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement.
[   ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14A-6(E)(2)).
[X] Definitive Proxy Statement.
[   ] Definitive Additional Materials.
[   ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON STRATEGIC SECTOR PREMIUM FUND
(Names of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MADISON STRATEGIC SECTOR PREMIUM FUND

550 SCIENCE DRIVE

MADISON, WI 53711

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2013

Notice is hereby given to the shareholders of the Madison Strategic Sector Premium Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, on Wednesday, July 31, 2013, at 9:00 a.m. (Central time).  The Annual Meeting is being held for the following purposes:

1.	To elect two Trustees as Class II Trustees to serve until the Fund’s 2016 annual meeting of shareholders or until his/her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF THE CLASS II TRUSTEES.

The Board has fixed the close of business on June 7, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date, and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of Trustees

(signature)

Holly S. Baggot, Secretary
Madison, Wisconsin
June 14, 2013

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please vote by mail by signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.  If you wish to attend the Annual Meeting and vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted.  Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card today.

MADISON STRATEGIC SECTOR PREMIUM FUND

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2013

This proxy statement (the “Proxy Statement”) is furnished to shareholders of the Madison Strategic Sector Premium Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Wednesday, July 31, 2013 at 9:00 a.m., Central Time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711.  Each share of the Fund (collectively, the “Shares”) is entitled to one vote on each proposal, and each fractional Share is entitled to a fractional vote thereon.  Holders of Shares of the Fund are referred to herein as “Shareholders.”

This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don't understand, please contact the Fund at our toll-free number, 800-767-0300.

The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.

The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about June 14, 2013.

Important Notice Regarding the Availability of Proxy Materials

This Proxy Statement is available at the website listed on your proxy card.

INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposal addressed in this Proxy Statement (the “Proposal”), in a Question and Answer format, to help you understand and vote on the Proposal.  Your vote is important.  Please vote by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope.

•	Why are you sending me this information?

You are receiving these materials because on June 7, 2013 (the “Record Date”), you owned Shares of the Fund and, as a result, have a right to vote on the Proposal.  Each Share of the Fund is entitled to one vote on the Proposal, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.

•	Why is a shareholder meeting being held?

Because the Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “MSP”, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on at the Annual Meeting?

Shareholders of the Fund are being asked to elect two Trustees as Class II Trustees of the Board (Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr., are the nominees) to serve until the Fund’s 2016 annual meeting of shareholders or until his/her successor shall have been elected and qualified (the “Proposal”).

•	Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Wednesday, July 31, 2013, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders.

•	How does the Board recommend that Shareholders vote on the Proposal?

The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote “FOR” the Proposal.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on the Record Date are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting.  If you wish to attend the Annual Meeting and vote in person, you will be able to do so.  You may contact the Fund at 800-767-0300 to obtain directions to the site of the Annual Meeting.  Shares represented by duly executed proxies received prior to the Annual Meeting will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal.  A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on the Proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal.  If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.

•	What vote is required to approve the Proposal?

The nominees for Class II Trustees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present.  Votes withheld will have the same effect as votes against this Proposal, but “broker non-votes” will have no effect on the outcome of the vote on this Proposal.

•	How many Shares of the Fund were outstanding as of the Record Date?

At the close of business on the Record Date, the Fund had 5,798,291 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

The Fund’s Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of Shareholders to elect Trustees each fiscal year.  Shareholders of the Fund are being asked to elect two Trustees as Class II Trustees (Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr., are the nominees) to serve until the Fund’s 2016 annual meeting of Shareholders or until his/her successor shall have been elected and qualified.

Composition of the Board of Trustees.  The Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class II Trustee nominees are elected at the Annual Meeting, the Board will be constituted as follows:

Class I Trustee.  Mr. Philip E. Blake is the sole Class I Trustee.  It is currently anticipated that the Class I Trustee will next stand for re-election at the Fund’s 2015 annual meeting of Shareholders.

Class II Trustees.  Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the Class II Trustees, and are standing for election at the Annual Meeting.   If elected, the term of the Class II Trustees will continue until the Fund’s 2016 annual meeting of Shareholders or until his/her successor shall have been elected and qualified.

Class III Trustees.  Mr. Frank E. Burgess and Mr. Lorence D. Wheeler are the Class III Trustees.  It is currently anticipated that the Class III Trustees will stand for re-election at the Fund’s 2014 annual meeting of Shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period.  If elected at the Annual Meeting, the Class II Trustees will hold office until the Fund’s 2016 annual meeting of Shareholders or until his/her successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above.  Each of the Class II Trustee nominees is currently a Trustee of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class II Trustee nominees named above. Each of the Class II Trustee nominees nominated by the Board has indicated that he/she consents to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees.  Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The Trustees who are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those Trustees who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”), or MAM’s parent company, Madison Investment Holdings, Inc. (“MIH”) (MAM and MIH are collectively referred to herein as “Madison”) and comply with the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Independent Trustees”). The Fund is part of a fund complex (referred to herein as the “Fund Complex”) currently comprised of 37 open-end (mutual) funds and 2 closed-end funds, including the Fund.  Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Class I Trustee	Since 2005; to serve until 2015	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	39
Edgewood College, 2003 – Present (Chairman of the Board, 2010 – 2012); Nerites Corporation (technology company), 2004 – Present;
Madison Funds (21 mutual funds), 2009 – Present; Ultra Series Fund (16 mutual funds), 2009 – Present; Madison Covered Call & Equity Strategy Fund (1 closed end fund), 2012 – Present

James R. Imhoff, Jr. (1) 550 Science Drive Madison, WI 53711 Born 1944	Class II Trustee	Since 2005; to serve until 2016	Chairman and CEO of First Weber Group, Inc. (real estate brokers), Madison, WI, 1996 – Present	39
Park Bank, 1978 – Present;
Madison Funds (21 mutual funds), 2009 – Present; Ultra Series Fund (16 mutual funds), 2009 – Present; Madison Covered Call & Equity Strategy Fund (1 closed end fund), 2005 – Present

Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Class III Trustee	Since 2005; to serve until 2014	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	39
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present; Madison Funds (21 mutual funds), 2009 – Present; Ultra Series Fund (16 mutual funds), 2009 – Present; Madison Covered Call & Equity Strategy Fund (1 closed end fund), 2005 – Present

Interested Trustees
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held
Frank E. Burgess(3) 550 Science Drive Madison, WI 53711 Born 1942	Class III Trustee and Vice President	Since 2005; to serve until 2014	Founder and Former President and Executive Director of Madison; Chairman of the Board of Madison since 2012	1	Capitol Bank of Madison, WI, 1995 – Present; American Riviera Bank of Santa Barbara, CA, 2006 – Present
Katherine L. Frank (1) (3) 550 Science Drive Madison, WI 53711 Born 1960	Class II Trustee and President	President since 2005, Trustee since 2006; to serve until 2016	Chief Operating Officer and Executive Director of MIH, 2010 – Present; Managing Director and Vice President of MIH, 1986 – 2010 Executive Director and Chief Operating Officer of MAM, 2010 – Present; Vice President of MAM, 2004 – 2010	38	Madison Funds (21 mutual funds), 2009 – Present; Ultra Series Fund (16 mutual funds), 2009 – Present
___________________
(1) Nominee for election as a Trustee at the Annual Meeting.
(2) As of the date of this Proxy Statement, the Fund Complex was comprised of 38 open-end (mutual) funds, and 2 closed-end funds (including the Fund).
(3) Each of Mr. Burgess and Ms. Frank serve as an officer of MAM.  Since MAM serves as the investment adviser to the Fund, each of these individuals is considered an “interested person” of the Fund as the term is defined in the 1940 Act.

Officers.  The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Holly S. Baggot 550 Science Drive Madison, WI 53711 Born 1960	Secretary and Assistant Treasurer	Indefinite Term since March 2010
Vice President of MAM, 2009 – Present, and of MIH, 2010 – Present; Vice President of MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), 2012 – Present

Secretary (1999 – Present), Assistant Treasurer (2009 – Present) of Madison Funds (21 mutual funds) and Ultra Series Fund (16 mutual funds); Secretary and Assistant Treasurer, December 2012 – Present, Madison Covered Call & Equity Strategy Fund (1 closed end fund)

 Director-Mutual Funds of MEMBERS Capital Advisors, Inc. (investment advisory firm), Madison, WI, 2008 – 2009, and Director-Mutual Fund Operations, 2006 – 2008, and Operations Officer-Mutual Funds, 2005 – 2006

Greg D. Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer	Indefinite Term since March 2005
Vice President of MIH 1999 – Present, and of  MAM, 2009 – Present

Treasurer of  Madison Funds (21 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 – Present; Treasurer of Madison Covered Call & Equity Strategy Fund (1 closed end fund), Treasurer, December 2012 – Present

Pamela M. Krill 550 Science Drive Madison, WI 53711 Born 1966	General Counsel, Chief Legal Officer and Assistant Secretary	Indefinite Term since March 2010
General Counsel and Chief Legal Officer of Madison, 2009 – Present; General Counsel, Chief Legal Officer and Assistant Secretary of Madison Funds (21 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 – Present; General Counsel, Chief Legal Officer and Assistant Secretary of Madison Covered Call & Equity Strategy Fund (1 closed end fund), December 2012 – Present

Managing Associate General Counsel-Securities & Investments Group of CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, 2007 – 2009

Shareholder/Partner, Securities Practice Group, of Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, 1994-2007

Paul A. Lefurgey 550 Science Drive Madison, WI 53711 Born 1964	Vice President	Indefinite Term since March 2010
Managing Director and Head of Fixed Income Investments of MIH, 2005 – Present, and of MAM, 2010 – Present

Vice President, Madison Funds (21 mutual funds) andUltra Series Fund (16 mutual funds), 2009 – Present; Vice President, Madison Covered Call & Equity Strategy Fund (1 closed end fund), December 2012 – Present

W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Chief Compliance Officer, Corporate Counsel, and Assistant Secretary	Indefinite Term since March 2005
Chief Compliance Officer and Corporate Counsel of Madison, 2009 – Present, and General Counsel and Chief Compliance Officer, 1996 – 2009

Principal of MFD, 1998 – Present

Chief Compliance Officer, Corporate Counsel and Assistant Secretary of Madison Funds (21 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 – Present; Chief Compliance Officer, Corporate Counsel and Assistant Secretary of Madison Covered Call & Equity Strategy Fund (1 closed end fund), December 2012 – Present

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since March 2005
Chief Investment Officer and Executive Director of  Madison, 2010 – Present; Managing Director and Vice President of MIH, 1990 – 2010

Vice President,  Madison Funds (21 mutual funds) andUltra Series Fund (16 mutual funds), 2009 – Present; Vice President, Madison Covered Call & Equity Strategy Fund (1 closed end fund), December 2012 – Present

Board Qualifications.  The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement.  Mr. Burgess is the founder and former President of Madison and has over 30 years of experience in the investment management business, while Ms. Frank has been with Madison for more than 20 years and has held executive management positions during her tenure with the firm.  Ms. Frank and Mr. Burgess are the sole members of the Board who are considered “interested persons” under the 1940 Act.  Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Fund and the Board’s oversight of the Fund’s operations and management.  They use this collective experience to serve the Fund for the benefit of Fund shareholders.  Moreover, each of the Independent Trustees has served in such capacity since the Fund’s inception and, as a result, brings substantial and material experience and expertise to their ongoing roles as Trustees of the Fund.

Board Committees.  The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board currently has two standing committees:  the Audit Committee and the Nominating and Governance Committee.

Audit Committee.  The Board has an Audit Committee, composed of Philip E. Blake, James R. Imhoff, Jr. and Lorence D. Wheeler (Chair).  In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee: (i) reviewed and discussed with management of the Fund the audited financial statements of the Fund with management of the Fund for the fiscal year ended December 31, 2012; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period and filed with the SEC.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 10, 2013 (the “Audit Committee Charter”).  In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and so it is included as Attachment A hereto.  It is also available on the Fund’s website at www.madisonfunds.com.  You may request a hard copy of the Audit Committee Charter by calling the Fund toll-free at 800-767-0300.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee, which is composed of Philip E. Blake (Chair), James R. Imhoff, Jr., and Lorence D. Wheeler, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on May 10, 2013.  In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating and Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and so it is included as Attachment B hereto.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter.  The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science  Drive, Madison, Wisconsin 53711.

The nominee for election at the Annual Meeting currently serves as a Trustee and was unanimously nominated by the Board and the Nominating and Governance Committee.

Leadership Structure of the Board.  The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegial atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank typically acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance.  The Board has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accounting firm).

As the investment adviser to the Fund, MAM is responsible for the overall risk management of the Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports directly to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Fund’s independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.

Given the small size of the Board, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Shareholder Communications with the Board.  Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Beneficial Ownership of Securities.  As of the Record Date (June 7, 2013), each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:
Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Independent Trustees
Philip E. Blake	$10,001-$50,000	Over $100,000
James R. Imhoff, Jr.	$50,001 - $100,000	Over $100,000
Lorence D. Wheeler	$50,001 - $100,000	Over $100,000
Interested Trustees
Frank E. Burgess	Over $100,000	Over $100,000
Katherine L. Frank	$50,001-$100,000	Over $100,000

As of the Record Date, no individual Trustee owns more than 1% of the outstanding Shares of the Fund; however, the Trustees and officers of the Fund as a group owned approximately 1% of the outstanding Shares of the Fund.

Board Meetings.  Four meetings of the Board were held during the Fund’s fiscal year ended December 31, 2012. Four meetings of the Fund’s Audit Committee and the Fund’s Nominating and Governance Committee were also held during the Fund’s fiscal year ended December 31, 2012.  Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he or she serves) held during the Fund’s fiscal year ended December 31, 2012.  It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.

Trustee Compensation.  The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates. The following table provides information regarding the compensation of the Fund’s Trustees for its most recently completed fiscal year. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.

The Fund’s Trustees were compensated as follows:
Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1) Paid to Trustees
Philip E. Blake	$6,000	$76,000
Frank E. Burgess	$0	$0
Katherine L. Frank	$0	$0
James R. Imhoff, Jr.	$6,000	$98,500
Lorence D. Wheeler	$6,000	$98,500
__________________
(1) As of December 31, 2012, the Fund Complex was comprised of 37 open-end (mutual) funds and two closed-end funds, including the Fund.

 Shareholder Approval.  The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present is necessary to approve the Proposal.  The holders of Shares have equal voting rights (i.e., one vote per Share). Votes withheld and abstentions will have the same effect as votes against the Proposal, and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.

Board Recommendation.  THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

ADDITIONAL  INFORMATION

Expenses of Proxy Solicitation.  The cost of soliciting proxies will be borne by the Fund. In addition, certain officers of the Fund and/or employees of Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will reimbursed by the Fund for such out-of-pocket expenses.

Further Information About Voting and the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting.  If you wish to attend the Annual Meeting and vote in person, you will be able to do so.  You may contact the Fund at 800-767-0300 to obtain directions to the site of the Annual Meeting.

The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting.  The holders of a majority of the Shares entitled to vote on the Proposal  must be present in person or by proxy to have a quorum to conduct business at the Annual Meeting. Votes withheld and abstentions will be counted as present for purposes of establishing a quorum; however, “broker non-votes” will not be counted as present for purposes of establishing a quorum.

All properly executed proxies received prior to the date of the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a properly executed proxy card, it will be voted “FOR” the Proposal specified on the proxy card. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on June 7, 2013 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights.  There were 5,798,291 Shares of the Fund outstanding as of the Record Date.

Investment Adviser.  Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., is the Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of the Fund’s assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.

Administrator.  Madison Asset Management, LLC also serves as administrator to the Fund.  Madison is located at 550 Science Drive, Madison, Wisconsin 53711.

Independent Registered Public Accounting Firm.  Grant Thornton, LLP (“GT”) served as the Fund’s independent registered public accounting firm through the audit of the December 31, 2012 financials.  For the current fiscal year ending December 31, 2013, Deloitte & Touche LLP (“D&T”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of the Fund.  The Fund does not know of any direct or indirect financial interest of GT or D&T in the Fund.  Representatives of both GT and D&T will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees.  The aggregate fees billed to the Fund by GT for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal years ended December 31, 2012 and 2011 were $20,000 and $20,000, respectively.

Audit-Related Fees. The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2012 and 2011 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). GT did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.

Tax Fees.  The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2012 and 2011 for professional services rendered for tax compliance, tax advice, and tax planning were $0 and $0, respectively (such fees relate to tax services provided by GT in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns). GT did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such periods.

All Other Fees. Other than those services described above, GT did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2012 and 2011.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by GT for the Fund’s fiscal years ended December 31, 2012 and 2011 for services rendered to the Fund were $0 and $0, respectively.  In addition, the aggregate non-audit fees billed by GT for the Fund’s fiscal years ended December 31, 2012 and 2011 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund were $0 and $0, respectively.

Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Attachment A hereto and which includes Pre-Approval Policies and Procedures. The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by GT to the Fund, and all non-audit services provided by GT to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund, for the fiscal years ended December 31, 2012 and 2011.  None of the services described above for the Fund’s fiscal years ended December 31, 2012 and 2011 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.

Principal Shareholders.  As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

"Section 16(a)" Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the

Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2012, all filings applicable to such persons were completed and filed in a timely manner, except as follows:  Jay Sekelsky, an officer of the Fund, filed a late Form 5 to report amounts of dividends reinvested pursuant to the Fund’s dividend reinvestment program.

Privacy Policy of the Fund.  The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).  The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals.  Shareholder proposals intended for inclusion in the Fund’s Proxy Statement in connection with the Fund’s 2014 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by February 15, 2014.  In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than April 30, 2014.

Important Notice Regarding the Availability of Proxy Materials.  This Proxy Statement is available at the website listed on your proxy card.

Other Matters.  Fund management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment of the Annual Meeting. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

One Proxy Statement may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the Fund at 550 Science Drive, Madison, Wisconsin 53711, or 800-767-0300.

WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

Very truly yours,

By order of the Board of Trustees

(signature)

Holly S. Baggot, Secretary
June 14, 2013

ATTACHMENT A

Madison Funds
Ultra Series Fund
Madison Strategic Sector Premium Fund
Madison Covered Call & Equity Strategy Fund

Audit Committee Charter
As Amended and Restated Effective April 19, 2013

I.	Membership and Qualifications of the Audit Committee

The Audit Committee shall consist of all of the Independent Trustees on the Board. No member of the Audit Committee shall be an “interested person” of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees (“Board”) or a committee of the Board. The Board shall determine which members of the Audit Committee qualify as an “audit committee financial expert” as defined in Item 3 of Form N-CSR and shall annually thereafter determine whether (1) there have been any changes to such definition that would result in a previously qualified individual from no longer qualifying or (2) there are new Audit Committee members for whom no such qualification decision has been made.  Because the Madison Funds and Ultra Series Fund are open-end mutual funds that hold themselves out as being in the same family of investment companies (collectively, the “Open-End Funds”), service on the Audit Committee of one or more of the Open-End Funds is considered service for a single fund company.  Because the Madison Strategic Sector Premium Fund and the Madison Covered Call and Equity Strategy Fund (together, the “Closed-End Funds”), although being part of the Madison complex of investment companies, are closed-end funds that maintain a separate identity from the Open-End Funds, service on the Audit Committee of the Closed-End Funds is considered service for a separate fund company (separate and apart from service relating to the Open-End Funds).” Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

a.
to oversee the accounting and financial reporting processes of each Trust and each of its series, if any, and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b.	to oversee the quality and integrity of each Trust’s financial statements and the independent audit thereof;
c.
to oversee, or, as appropriate, assist Board oversight of, each Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits;

d.
to approve prior to appointment the engagement of each Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and

e.	to act as a liaison between the Trusts’ independent auditors and the full Board.

The independent auditors for the Trusts shall report directly to the Audit Committee.

III.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

a.
to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on each Trust’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act)

b.
the selection, retention or termination of the Trusts’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

c.
to approve prior to appointment the engagement of the auditor to provide other audit services to the Trusts or to provide non-audit services to any Trust, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of such Trust;

d.
to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trusts’ auditors to provide any of the services described in (b) above;

e.
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

f.
to consider whether the non-audit services provided by the Trusts’ auditor to the Trusts’ investment adviser or any adviser affiliate that provides ongoing services to a Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

g.	to review the arrangements for and scope of the annual audit and any special audits;
h.	to review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service;
i.
to consider information and comments from the auditors with respect to the Trusts’ accounting and financial reporting policies, procedures and internal control over financial reporting (including each Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of each Trust’s accounting and financial reporting;

j.
to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Trusts’ financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Trusts’ financial statements;

k.	to resolve disagreements between management and the auditors regarding financial reporting;
l.
to review with the Trusts’ principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR and Form N-Q any significant deficiencies in the design or operation of the Trusts’ internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trusts’ internal control over financial reporting;

m.
to establish procedures for the receipt, retention and treatment of complaints received by any Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of (i) any Trust, (ii) the adviser or distributor of any Trust or (iii) any other affiliated entity of any Trust or its adviser or distributor of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

n.	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting;
o.	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and
p.	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Trust or series, as appropriate. The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Trusts’ management is responsible for: (1) the preparation, presentation and integrity of each Trust’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trusts’ service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of any Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.  In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Audit Committee member is not a member.

V.	Operations of the Audit Committee

a.
The Audit Committee shall meet on a regular basis and at least four times annually (coinciding with the regularly scheduled quarterly meeting of the Joint Boards of the Trusts) and is empowered to hold special meetings as circumstances require. In addition to the regularly scheduled meetings, the Chairman or a majority of the members shall be authorized to call a special meeting of the Audit Committee and send notice thereof.

b.
The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s charter documents.

c.	The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.
d.
The Audit Committee shall periodically meet, in separate executive sessions, with representatives of Trust management and the Trusts’ independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trusts’ investment adviser and with entities that provide significant accounting or administrative services to the Trusts to discuss matters relating to any Trust’s accounting and compliance as well as other Trust-related matters.

e.	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.
f.
The Audit Committee shall select one of its members to be the Chairman and may select a Vice Chair.  The Chairman shall be elected by the Audit Committee annually.  The annual election of the Chairman shall be held during a July meeting of the Audit Committee.  If more than one member of the Audit Committee has qualified as an “audit committee financial expert,” then the Audit Committee shall select among one of its qualified members to be the Audit Committee Financial Expert by electing the Audit Committee Financial Expert annually.  The annual election of the Audit Committee Financial Expert shall be held during a July meeting of the Audit Committee.

g.
A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

h.
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

VI.           Policies and Procedures

Procedures Regarding Pre-Approval of Non-Audit Services

1.
The Audit Committee shall pre-approve any audit services provided to any Trust.  The initial approval shall occur within thirty (30) days before or ninety (90) days after the beginning of a fiscal year of any Trust as provided in Rule 32a-3(a)(2) under the Investment Company Act.  Accordingly, for Trusts having a 9/30 or 10/31 fiscal year end, such preapproval shall occur at the quarterly Audit Committee meeting held in October, and for Trusts having a 12/31 fiscal year end, such preapproval shall occur at the quarterly Audit Committee meeting held in February.  Any such approval shall be based on the presentation prepared by the proposed independent auditor that demonstrates compliance with applicable securities law requirements and the recommendation of the Trust’s investment adviser.

2.
No independent auditor to any Trust shall perform non-audit services on behalf of any Trust, any affiliated entity of any Trust or any non-fund managed by a Trust affiliate without obtaining pre-approval for such non-audit services by the Audit Committee.  In considering whether to grant such preapproval, the Audit Committee shall consider whether providing such services would affect the independence or capabilities of the auditor.  Any such preapproval shall be provided at a regularly scheduled meeting of the Audit Committee and documented in the minutes of the Audit Committee.  To the extent necessary, approval can be obtained by unanimous consent of the Audit Committee.

3.
In approving non-audit services, the Audit Committee shall consider whether any services are ancillary to audit services provided.  For example, tax return review or preparation on behalf of any audited Trust is ancillary to audit services since it involves knowledge and familiarity with financial statements.  As a result, such services could be routinely approved.  By comparison, consulting regarding potentially lucrative marketing approaches would not be considered ancillary to an audit.

Procedures Regarding Complaints

1.
The Chairperson of the Audit Committee shall, upon his or her annual election, confirm with the Chief Financial Officer of the Trusts, the Chief Compliance Officer of the Trusts, the Trusts’ portfolio accountant and any other personnel employed by the Trusts’ investment advisor (which confirmation may be provided on his or her behalf and documented in writing or by email delivery or other electronic means) that any of such individuals are expected to alert the Chairman directly regarding any concerns about accounting or auditing matters.*  The current Chairperson’s telephone number shall be included on the advisor’s internal telephone directory for ease of employee access.  The Audit Committee shall raise any such issues with the full Board, with the investment adviser to the Trust or with legal counsel to the Independent Trustees to the extent it deems appropriate under the circumstances regarding any such matters.  To the extent such matters are not resolved through such

* Sample language to be used for this purpose could be as follows:  “I have been elected Chairman of the Audit Committee of [name of investment company registrant(s)].  In this capacity, I am writing you to let you know that you may and should contact me directly with regard to any accounting, internal accounting control or auditing matters that you believe are being handled incorrectly or regarding any positions that you are uncomfortable taking regarding these matters.  You can write me directly, you can call me, email me or, if you prefer, you can contact me anonymously by sending me a letter without even identifying yourself.  My contact information is:  [Name, address, email address, phone number.]  I will not take any action that could jeopardize your job at Madison and will keep your communication with me confidential.”

2.	process, the Audit Committee shall consult with legal counsel to the Independent Trustees and shall take appropriate action as recommended by such counsel.

3.
The Audit Committee shall receive any reports from attorneys or the Trusts’ independent auditors of possible violations of federal or state law or fiduciary duty by the Trusts or any service provider affiliate of the Trusts or any affiliates of such service providers.  To ensure such receipt, the Chairperson of the Audit Committee shall, upon his or her annual election, confirm with the engagement partner of the independent auditor and with counsel to the Trust regarding their obligation to provide copies of any such reports directly to the Audit Committee (which confirmation may be provided on his or her behalf and documented in writing or by email delivery or other electronic means). The Audit Committee shall consult with legal counsel to the Independent Trustees upon receipt of any such report and shall take appropriate action as recommended by such counsel.

4.
The Audit Committee Chairperson shall determine, in his or her sole discretion or in consultation with one or more additional members of the Audit Committee, the manner for maintaining any confidential and anonymous communications with any employees or service providers to the Trusts.  The Audit Committee recognizes that the Madison/Ultra Funds (and any Madison closed-end funds) complex is a small mutual fund complex (in terms of staff size) and that anonymity, while a laudable goal, is not a luxury that is likely to exist.  As a result, the Audit Committee shall, to the extent practical, discuss matters with legal counsel to the Independent Trustees regarding the appropriate manner of handling any such situation.  To the extent any written materials or reports will not be included in the formal Audit Committee Minutes, counsel to the Independent Trustees shall maintain the confidential records of such written materials.

General Procedures

To the extent not otherwise specified, any action required to be taken by the Audit Committee under these procedures may be initiated by any member of the Audit Committee.

ATTACHMENT B

Madison Funds
Ultra Series Fund
Madison Strategic Sector Premium Fund
Madison Covered Call & Equity Strategy Fund

Nominating and Governance Committee Charter
As Amended and Restated Effective April 19, 2013

I.           Membership and Qualifications of the Nominating and Governance Committee

The Nominating and Governance Committee (the “Committee”) shall consist of all of the Independent Trustees on the Board of Trustees (the “Board”). No member of the Nominating and Governance Committee shall be an “interested person” of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Interested Persons”),1 nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees (“Board”) or a committee of the Board. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.

II.           Purposes of the Nominating and Governance Committee

The purposes of the Nominating and Governance Committee of the Boards of the Trusts is to review matters pertaining to the composition, committees, and operations of the Board.

III.           Duties and Powers of the Nominating and Governance Committee

The Committee shall have the following duties and powers:

1.	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee.

2.	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

3.	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Any action of the Committee may be taken without a meeting if all of the members of the Committee consent thereto in writing.

IV.           Role and Responsibilities of Nominating and Governance Committee

The Committee requires that Trustee candidates have a college degree or equivalent business experience.  The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to):  (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities

1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise and (v) overall diversity of the Board’s composition.

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:  (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment advisor(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.  The Committee may, but is not required to, retain a third party search firm at the expense of the Trust(s) to identify potential candidates.

The Committee also requires that no Trustee may continue to serve after the end of the calendar year in which the Trustee attains age seventy-six (76) unless all of the other Trustees, including those who are not Independent Trustees, unanimously approve such Trustee continuing to hold office at a regular or special Trustee meeting.  After any such initial approval, the decision to allow such a Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each calendar year and shall be effective no longer than the end of the following calendar year.  Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired on the last day of the applicable calendar year unless he or she requests an earlier retirement date.

V.           Operations of Nominating and Governance Committee

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A
Madison Funds
Ultra Series Fund
Madison Strategic Sector Premium Fund
Madison Covered Call & Equity Strategy Fund

Nominating and Governance Committee Charter

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the respective Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include:  (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the applicable Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Proxy Card

Madison Strategic Sector Premium Fund
ANNUAL MEETING OF SHAREHOLDERS – JULY 31, 2013
550 Science Drive
Madison, Wisconsin 53711

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Wednesday, July 31, 2013, at 9:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

999 9999 9999 999

[Shareholder Name and Address]

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature

Signature (if held jointly)

Date                                                                  MSS_24725_053013

Please mark boxes below in blue or black in as follows.  Example:  ¢

Proposals to be Voted On:

1.      Election of Trustees -  The Board of Trustees recommends a vote FOR the nominees listed below:

	FOR	WITHHOLD
1 –Katherine L. Frank*	☐	☐
2 –James R. Imhoff, Jr.*	☐	☐

*	Class II Trustees of the Madison Strategic Sector Premium Fund to serve until the Fund's 2016 Annual Meeting of Shareholders or until his/her successor shall have been elected and qualified.

2.      Other Business - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder.  If no directions are indicated on a properly executed proxy card, the Proxyholders will have authority to vote FOR the election of the named Trustee nominees.  If either of the Trustee nominees for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified.  In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 31, 2013:
The Proxy Statement for this meeting is available at: www.msp.madisonfunds.com/MSPproxy.htm.

EVERY VOTE IS IMPORTANT!

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 07/31/13 for Madison Strategic Sector Premium Fund.  The following material is available at: www.proxyvote.com
-  Proxy Statement

Madison Strategic Sector Premium Fund Annual Meeting to be held on 07/31/13 at 9:00 A.M. CDT for holders as of 06/07/13

558268108

 [control number]

DIRECTORS
Directors Recommend: A vote for election of the following nominees:
1.	01-Katherine L. Frank*, 02-James R. Imhoff, Jr.*

[  ]          For all nominees

[  ]          Withhold all nominees

[  ]          Withhold authority to vote for any individual nominee.  Write number(s) of nominees(s) below.

Use number only ________________

Please indicate your proposal selection by firmly placing and "X" in the appropriate numbered box with blue or black ink [X]

See voting instruction No. 1 on reverse

*NOTE: Class II Trustees to serve until 2016 Annual Meeting of Shareholders or until his/her successor shall have been elected and qualified.

PROPOSAL(S)

*Note*Such other business as may properly come before the Meeting or any adjournment thereof.

A/C:

558268108

[control  number]

Place "X" here if you plan to attend and vote your shares at the meeting [  ]

Broadridge

51 Mercedes Way

Edgewood NY 11717

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy.   Check the box to the right if you want to receive future proxy materials by mail at no cost to you.  Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.
[   ]

[Shareholder Name and Address]

_______________________________    ____________
Signature(s)                                                   Date

VOTING INSTRUCTIONS
To Our Clients:

We have been requested to forward to you the enclosed proxy material relative to securities held by us in your account but not registered in your name.  Only we as the holder or record can vote such securities.  We shall be pleased to vote your securities in accordance with your wishes, if you will execute the form and return it to us promptly in the enclosed business envelope.  It is understood that if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions can be determined by referring to the applicable voting instruction number indicated on the face of your form.

For margin accounts, in the event your securities have been loaned over record date, the number of securities we vote on your behalf has been or can be adjusted downward.

Please note that, as a result of amendments to stock exchange rules, brokers are no longer allowed to vote securities held in their clients’ accounts on matters related to executive compensation or in uncontested elections of directors (other than uncontested director elections of companies registered under the Investment Company Act of 1940) unless the client has provided instruction. Of course, it continues to be the case that brokers cannot vote their clients’ securities in contested director elections and on other specific matters. Consequently, if you want us to vote your securities on your behalf on matters related to executive compensation or on the election of directors, you must provide voting instruction to us. Voting on matters presented at the shareholders meetings, particularly the election of directors, is the primary method for shareholders to influence the direction taken by publicly-traded companies. We urge you to participate in the election by returning the enclosed voting instruction form to us with instructions as to how to vote your securities in this election.

If your securities are held by a broker who is a member of the New York Stock Exchange (NYSE), the rules of the NYSE will guide the voting procedures. These rules provide that if  instructions are not received from you prior to the issuance of the first vote, the proxy may be given at discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the meeting date or on the fifteenth day, if the proxy material was mailed 25 days or more prior to the meeting date). In order for your broker to exercise this discretionary authority, proxy material would need to have been mailed at least 15 days prior to the meeting date, and one or more of the matters before the meeting must be deemed “routine” in nature according to NYSE guidelines. If these two requirements are met and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on any matters deemed to be routine. We will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

The following instructions provide specifics regarding the meeting for which this voting form applies.

Instruction 1 – All proposals for this meeting are considered “routine”. We will vote in our discretion on all proposals, if your instructions are not received.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Instruction 2 – In order for your securities to be represented at the meeting on one or more matters before the meeting, it will be necessary for us to have your specific voting instructions.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Instruction 3 - In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions.

Instruction 4 - We have previously sent you proxy soliciting material pertaining to the meeting of shareholders of the company indicated.  According to our latest records, we have not as yet received your voting instructions on the matter(s) to be considered at this meeting and the company has requested us to communicate with you in an endeavor to have your securities voted.

**If you hold your securities through a Canadian broker or bank, please be advised that you are receiving the voting instruction form and meeting materials, at the direction of the issuer. Even if you have declined to receive security-holder materials, a reporting issuer is required to deliver these materials to you. If you have advised your intermediary that you object to the disclosure of your beneficial ownership information to the reporting issuers, it is our responsibility to deliver these materials to you on behalf of the reporting issuers.

These materials are being sent at no cost to you.